                                                                                                              EXHIBIT 20
                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 26, 1997 for the Collection Period of November 1, through November 30, 1997
                                                                                              Certificate       Certificate
Original Deal Parameter                                                         Total           Percent           Balance
-----------------------                                                   ----------------   -------------   ----------------
Discounted Principal Balance                                              1,231,231,519.20
Aggregate Net Investment Value (ANIV)                                     1,231,231,519.20
Initial Certificate Balance                                                             -           100.00%  1,206,600,000.00
Percent of ANIV                                                                                                         98.00%
Certificate Factor                                                                                                  1.0000000
Certificate Rate
Weighted Average Coupon (WAC)                                                         7.66%
Weighted Average Remaining Term (WAM)                                                 35.8
Servicing Fee Percentage                                                              1.00%
Servicer Advance                                                              2,825,418.78
Servicer Payahead                                                             1,580,862.05
Reserve Fund:
  Initial Deposit Amount                                                     30,780,787.98
  Specified Reserve Fund Percentage                                                   2.50%
  Specified Reserve Fund Amount                                              30,780,787.98
  Trigger Percentage                                                                  5.00%
  Trigger Amount                                                             61,561,575.96

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance                                              1,231,229,481.00
Aggregate Net Investment Value                                            1,231,231,519.20
Certificate Balance                                                                                          1,206,600,000.00
Adjusted Certificate Balance                                                                                 1,206,600,000.00
Percent of ANIV                                                                                                         98.00%
Certificate Factor                                                                                                  1.0000000
Servicer Advances                                                             3,026,409.74
Servicer Pay Ahead Balance                                                    2,881,431.36
Maturity Advances Outstanding                                                           -
Cumulative Credit Losses to Date                                                665,495.04
Cumulative Reimbursed Credit Loss                                               665,495.04
Cumulative Residual Value Gain (Loss)                                                   -
Cumulative Reimbursed Residual Value Losses                                             -
Certificate Principal Loss Amount                                                       -
Number of Current Contracts                                                         57,541
Weighted Average Coupon (WAC)                                                         7.65%
Weighted Average Remaining Term (WAM)                                                32.93

End of Period Balances:
-----------------------
  Discounted Principal Balance                                            1,231,231,012.34
  Aggregate Net Investment Value                                          1,231,231,519.20
  Certificate Balance                                                                                        1,206,600,000.00
  Adjusted Certificate Balance                                                                               1,206,600,000.00
  Percent of ANIV                                                                                                       98.00%
  Certificate Factor                                                                                                1.0000000
  Servicer Advances                                                           4,650,865.84
  Servicer Pay Ahead Balance                                                  2,053,547.20
  Cumulative Credit Losses to Date                                            1,148,405.51
  Cumulative Reimbursed Credit Loss                                           1,148,405.51
  Cumulative Residual Value Gain (Loss)                                                 -
  Cumulative Reimbursed Residual Value Losses                                           -
  Certificate Principal Loss Amount                                                     -
  Maturity Advances Outstanding                                                         -
  Number of Current Contracts                                                       57,955
  Weighted Average Coupon (WAC)                                                       7.66%
  Weighted Average Remaining Term (WAM)                                              32.00


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 26, 1997 for the Collection Period of November 1, through November 30, 1997
                                                             Class A1         Class A1          Class A2         Class A2
Original Deal Parameter                                      Percent           Balance          Percent           Balance
-----------------------                                   --------------  ----------------   -------------   ----------------
Discounted Principal Balance
Aggregate Net Investment Value (ANIV)
Initial Certificate Balance                                        33.98%   410,000,000.00           53.87%    650,000,000.00
Percent of ANIV                                                                      33.30%                             52.79%
Certificate Factor                                                               1.0000000                          1.0000000
Certificate Rate                                                                      6.20%                              6.35%
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance
Aggregate Net Investment Value
Certificate Balance                                                         410,000,000.00                     650,000,000.00
Adjusted Certificate Balance                                                410,000,000.00                     650,000,000.00
Percent of ANIV                                                                      33.30%                             52.79%
Certificate Factor                                                               1.0000000                          1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value Gain (Loss)
Cumulative Reimbursed Residual Value Losses
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances:
-----------------------
  Discounted Principal Balance
  Aggregate Net Investment Value
  Certificate Balance                                                       410,000,000.00                     650,000,000.00
  Adjusted Certificate Balance                                              410,000,000.00                     650,000,000.00
  Percent of ANIV                                                                    33.30%                             52.79%
  Certificate Factor                                                             1.0000000                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value Gain (Loss)
  Cumulative Reimbursed Residual Value Losses
  Certificate Principal Loss Amount
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 26, 1997 for the Collection Period of November 1, through November 30, 1997
                                                             Class A3         Class A3          Class B           Class B
Original Deal Parameter                                      Percent           Balance          Percent           Balance
-----------------------                                   --------------  ----------------   -------------   ----------------
Discounted Principal Balance
Aggregate Net Investment Value (ANIV)
Initial Certificate Balance                                         6.03%    72,750,000.00            6.12%     73,850,000.00
Percent of ANIV                                                                       5.91%                              6.00%
Certificate Factor                                                               1.0000000                          1.0000000
Certificate Rate                                                                      6.45%                              6.75%
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance
Aggregate Net Investment Value
Certificate Balance                                                          72,750,000.00                      73,850,000.00
Adjusted Certificate Balance                                                 72,750,000.00                      73,850,000.00
Percent of ANIV                                                                       5.91%                              6.00%
Certificate Factor                                                               1.0000000                          1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value Gain (Loss)
Cumulative Reimbursed Residual Value Losses
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances:
-----------------------
  Discounted Principal Balance
  Aggregate Net Investment Value
  Certificate Balance                                                        72,750,000.00                      73,850,000.00
  Adjusted Certificate Balance                                               72,750,000.00                      73,850,000.00
  Percent of ANIV                                                                     5.91%                              6.00%
  Certificate Factor                                                             1.0000000                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value Gain (Loss)
  Cumulative Reimbursed Residual Value Losses
  Certificate Principal Loss Amount
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 26, 1997 for the Collection Period of November 1, through November 30, 1997
                                                                             Transferor
                                                                              Interest
Original Deal Parameter                                                        Balance
-----------------------                                                   ----------------
Discounted Principal Balance
Aggregate Net Investment Value (ANIV)
Initial Certificate Balance                                                  24,631,519.20
Percent of ANIV                                                                       2.00%
Certificate Factor
Certificate Rate
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance
Aggregate Net Investment Value
Certificate Balance                                                          24,631,519.20
Adjusted Certificate Balance                                                 24,631,519.20
Percent of ANIV                                                                       2.00%
Certificate Factor
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value Gain (Loss)
Cumulative Reimbursed Residual Value Losses
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances:
-----------------------
  Discounted Principal Balance
  Aggregate Net Investment Value
  Certificate Balance                                                        24,631,519.20
  Adjusted Certificate Balance                                               24,631,519.20
  Percent of ANIV                                                                     2.00%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value Gain (Loss)
  Cumulative Reimbursed Residual Value Losses
  Certificate Principal Loss Amount
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)




                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 26, 1997 for the Collection Period of November 1, through November 30, 1997

Current Month Collection Activity
---------------------------------
Principal Collections                                       9,119,475.93
Prepayments in Full - Number                                         111
Prepayments in Full - Amount                                2,385,887.99
Reallocation - Number of Leases                                       61
Reallocation Payment                                        1,538,643.43
Interest Collections                                        9,462,883.03
Net Liquidation Proceeds - Credit Losses                    2,314,706.14
Non-recoverable Advances                                      (61,033.25)
Increase (Decrease) in Maturity Advances                             -
Net Liquidation Proceeds - Vehicle Sales                             -
Reimbursed Certificate Principal Losses                              -
Net Investment Income                                                -
                                                          --------------
Total Available                                            24,760,563.27


Increase (Decrease) in Servicer Advances                    1,624,456.10
(Increase) Decrease in PayAheads Held                         827,884.16
                                                                                                  ANIV
Current Month Operational Activity                           Vehicles                           Balance
----------------------------------                        --------------                     -------------
Inventory on Hand:
  Matured Lease Vehicle Inventory                                      0                               -
  Repossessed Vehicle Inventory                                      160                      3,447,384.97
                                                          --------------                     -------------
  Total Inventory on Hand                                            160                      3,447,384.97
                                                          ==============                    ==============

Residual Value Gain (Loss):
  Matured Lease Vehicle Inventory Sold                               -                                  -
  Net Liquidation Proceeds                                                                              -
                                                                                             -------------
  Net Residual Value Gain (Loss)                                                                        -
                                                                                             =============
  Cumulative Residual Value Gain (Loss) all periods                                                     -
                                                                                             =============
Liquidation of ChargeOffs and Repossessions:
  Liquidated Contracts                                               137
  Discounted Principal Balance                                                                2,797,616.61
  Net Liquidation Proceeds                                                                   (2,314,706.14)
  Recoveries - Previously Liquidated Contracts
                                                                                             -------------
  Aggregate Credit Losses for the Collection Period                                             482,910.47
                                                                                            ==============
  Cumulative Credit Losses for all Periods                                                    1,148,405.51
  Repossessed in Current Period                                      106                    ==============

Delinquent Contracts:                                        Accounts          Percent            ANIV            Percent
                                                          --------------  ----------------   -------------   ----------------
  31-60 Days Delinquent                                              807              1.39%  17,348,391.57               1.41%
  61-90 Days Delinquent                                               76              0.13%   1,718,750.29               0.14%
 Over 90 Days Delinquent                                              20              0.03%     493,463.63               0.04%
                                                          --------------  ----------------   -------------   ----------------
  Total Delinquencies                                                903              1.56%  19,560,605.49               1.59%
                                                          ==============  ================   =============   ================

                                                                                                 Amount
                                                                                             -------------
Beginning Unreinvested Principal Collections                                                      2,038.20
  Current Month Principal Collections                                                        15,841,623.96
                                                                                             -------------
  Total Available                                                                            15,843,662.16
  Allocation to Subsequent Contracts and Lease Vehicles              723                     15,843,155.30
                                                                                             =============
  Ending Unreinvested Principal Collections                                                         506.86
                                                                                             =============




                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 26, 1997 for the Collection Period of November 1, through November 30, 1997
                                                                                                 Annual
                                                                               Amount            Amount
Capped and Uncapped Expenses:                                             ----------------   -------------
   Capped Contingent and Excess Liability Premiums                               13,530.52       54,122.08
   Capped Titling Trust Administration Expenses                                   1,250.00        5,000.00
   Capped Securitization Trust Administration Expenses                              833.33        3,333.32
   Uncapped Titling Trust Administration Expenses
   Uncapped Securitization Trust Administration Expenses
                                                                          ----------------   -------------
      Total Capped and Uncapped Expenses                                         15,613.85       62,455.40
      Paid Expenses                                                              15,613.85       62,455.40
      Previous Unpaid Balance                                                           -               -
      Current Unpaid Balance                                                            -               -

Servicers Fee Due:
  Due from Previous Periods                                                             -
  Due for this Period                                                         1,026,026.27
  Paid this Period                                                           (1,026,026.27)
  Service Fee Balance Due                                                               -
Supplemental Servicer's Fees                                                     94,661.61

Matured Vehicles Sold for                                     Number          Scheduled           Sale           Average
each Collection Period:                                        Sold          Maturities          Ratio             Loss
                                                          --------------  ----------------   -------------   ----------------
  Second Preceding Collection Period
  First Preceding Collection Period
  Current Collection Period
  Three Month Average

                                                                                               Annualized
                                                                                                Average
                                                                                               Charge-Off
                                                                                                  Rate
Ratio of Net Credit Losses to the Average Pool Balance                                       -------------
for Each Collection Period:
    Second Preceding Collection Period                                                                0.25%
    First Preceding Collection Period                                                                 0.43%
    Current Collection Period                                                                         0.47%
    Three Month Average                                                                               0.38%

Ratio of Number of Contracts Delinquent 60 Days or More to the Outstanding
Number of Receivables as of Each Collection Period (Includes Repossessions):
    Second Preceding Collection Period                                                                0.10%
    First Preceding Collection Period                                                                 0.11%
    Current Collection Period                                                                         0.17%
    Three Month Average                                                                               0.13%

                                                             Class B           Class A           Total
                                                              Amount           Amount            Amount
Reserve Fund:                                             --------------  ----------------   -------------
  Beginning Balance                                         1,227,656.25     29,553,131.73   30,780,787.98
  Withdrawal Amount
  Transferor Excess
                                                          --------------  ----------------   -------------
  Ending Balance                                            1,227,656.25     29,553,131.73   30,780,787.98
  Specified Reserve Fund Balance                            1,227,656.25     29,553,131.73   30,780,787.98
                                                          --------------  ----------------   -------------
  Release to Transferor                                               -                 -               -
  Cumulative Withdrawal Amount                                        -                 -               -


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 26, 1997 for the Collection Period of November 1, through November 30, 1997
                                                                             Certificate      Certificate
                                                              Total            Percent          Balance
                                                          --------------  ----------------   -------------
Certificate Interest Earned                                                                   6,364,354.16
---------------------------
Interest:
---------
  Interest Collections                                      9,462,883.03             98.00%
  Prior Carryover Shortfall                                          -
  Carryover Shortfall (Inc) Dec                                      -
  Total Carryover Shortfall                                          -
  Servicers Fee                                            (1,026,026.27)
  Capped and Uncapped Expenses                                (15,613.85)
  Non-recoverable Advances                                    (61,033.25)
  B Certificate Interest Subordinated Inc (Dec)                      -
  B Certificate Principal Subordinated Inc (Dec)                     -
                                                          --------------
  Total Interest Available                                  8,360,209.66
                                                          --------------
  Interest on Carryover Shortfall                                    -
  Interest on Certificate Principal Loss Amount                      -
                                                          --------------                     -------------
  Interest Distributed/Allocated                            8,360,209.66                      6,364,354.16
                                                          --------------                     -------------
Principal:  (Revolving Period memo only)
----------------------------------------
  Principal Collections                                    13,044,007.35
  Liquidated Contracts                                      2,797,616.61
  Accelerated Principal Distribution Amount                          -
  Carryover Shortfall                                                -
  Prior Carryover Shortfall                                          -
  Total Carryover Shortfall                                          -
  B Certificate Principal Subordinated Inc (Dec)                     -
                                                          --------------
  Total Principal Distribution                             15,841,623.96
                                                          --------------
Certificate Principal Loss Amounts:
-----------------------------------
  Previous Certificate Principal Loss Amount                         -
  Current Certificate Principal Loss Amount                   482,910.47
  Reimbursed Certificate Principal Loss Amount               (482,910.47)
  Ending Certificate Principal Loss Amount                           -

Class B Principal Subordinated:
-------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)
  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)
  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                             1,512,945.03
  Allocations - Current Period                              6,364,354.16                      6,364,354.16
  Allocations - Not Disbursed Beginning of Period          12,940,853.46                     12,940,853.46
  Allocations - Not Disbursed End of Period                19,305,207.62                     19,305,207.62

Due To Trust - Current Period:
------------------------------
  Total Distribution Amount                                 1,512,945.03                                -
  Total Allocation Amount                                   6,364,354.16                      6,364,354.16
                                                          --------------                     -------------
     Total Due To Trust                                     7,877,299.19                      6,364,354.16
                                                          --------------                     -------------


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 26, 1997 for the Collection Period of November 1, through November 30, 1997
                                                             Class A1         Class A1          Class A2         Class A2
                                                             Percent           Balance          Percent           Balance
                                                          --------------  ----------------   -------------   ----------------
Certificate Interest Earned                                                   2,118,333.33                       3,439,583.33
---------------------------
Interest:
---------
  Interest Collections
  Prior Carryover Shortfall
  Carryover Shortfall (Inc) Dec
  Total Carryover Shortfall
  Servicers Fee
  Capped and Uncapped Expenses
  Non-recoverable Advances
  B Certificate Interest Subordinated Inc (Dec)
  B Certificate Principal Subordinated Inc (Dec)
  Total Interest Available
  Interest on Carryover Shortfall
  Interest on Certificate Principal Loss Amount
                                                                          ----------------                   ----------------
  Interest Distributed/Allocated                                              2,118,333.33                       3,439,583.33
                                                                          ----------------                   ----------------
Principal:  (Revolving Period memo only)
----------------------------------------
  Principal Collections
  Liquidated Contracts
  Accelerated Principal Distribution Amount
  Carryover Shortfall
  Prior Carryover Shortfall
  Total Carryover Shortfall
  B Certificate Principal Subordinated Inc (Dec)
  Total Principal Distribution

Certificate Principal Loss Amounts:
-----------------------------------
  Previous Certificate Principal Loss Amount
  Current Certificate Principal Loss Amount
  Reimbursed Certificate Principal Loss Amount
  Ending Certificate Principal Loss Amount

Class B Principal Subordinated:
-------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period
  Allocations - Current Period                                                2,118,333.33                       3,439,583.33
  Allocations - Not Disbursed Beginning of Period                             4,307,277.76                       6,993,819.44
  Allocations - Not Disbursed End of Period                                   6,425,611.09                      10,433,402.77

Due To Trust - Current Period:
------------------------------
  Total Distribution Amount                                                             -                                  -
  Total Allocation Amount                                                     2,118,333.33                       3,439,583.33
                                                                          ----------------                   ----------------
     Total Due To Trust                                                       2,118,333.33                       3,439,583.33
                                                                          ----------------                   ----------------


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 26, 1997 for the Collection Period of November 1, through November 30, 1997
                                                             Class A3         Class A3          Class B           Class B
                                                             Percent           Balance          Percent           Balance
                                                          --------------  ----------------   -------------   ----------------
Certificate Interest Earned                                                     391,031.25                         415,406.25
---------------------------
Interest:
---------
  Interest Collections
  Prior Carryover Shortfall
  Carryover Shortfall (Inc) Dec
  Total Carryover Shortfall
  Servicers Fee
  Capped and Uncapped Expenses
  Non-recoverable Advances
  B Certificate Interest Subordinated Inc (Dec)
  B Certificate Principal Subordinated Inc (Dec)
  Total Interest Available
  Interest on Carryover Shortfall
  Interest on Certificate Principal Loss Amount
                                                                          ----------------                   ----------------
  Interest Distributed/Allocated                                                391,031.25                         415,406.25
                                                                          ----------------                   ----------------
Principal:  (Revolving Period memo only)
----------------------------------------
  Principal Collections
  Liquidated Contracts
  Accelerated Principal Distribution Amount
  Carryover Shortfall
  Prior Carryover Shortfall
  Total Carryover Shortfall
  B Certificate Principal Subordinated Inc (Dec)
  Total Principal Distribution

Certificate Principal Loss Amounts:
-----------------------------------
  Previous Certificate Principal Loss Amount
  Current Certificate Principal Loss Amount
  Reimbursed Certificate Principal Loss Amount
  Ending Certificate Principal Loss Amount

Class B Principal Subordinated:
-------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period
  Allocations - Current Period                                                  391,031.25                         415,406.25
  Allocations - Not Disbursed Beginning of Period                               795,096.88                         844,659.38
  Allocations - Not Disbursed End of Period                                   1,186,128.13                       1,260,065.63

Due To Trust - Current Period:
------------------------------
  Total Distribution Amount                                                             -                                  -
  Total Allocation Amount                                                       391,031.25                         415,406.25
                                                                          ----------------                   ----------------
     Total Due To Trust                                                         391,031.25                         415,406.25
                                                                          ----------------                   ----------------


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 26, 1997 for the Collection Period of November 1, through November 30, 1997
                                                            Transferor       Transferor
                                                             Interest         Interest
                                                             Percent           Balance
                                                          --------------  ----------------
Certificate Interest Earned
---------------------------
Interest:
---------
  Interest Collections                                              2.00%
  Prior Carryover Shortfall
  Carryover Shortfall (Inc) Dec
  Total Carryover Shortfall
  Servicers Fee
  Capped and Uncapped Expenses
  Non-recoverable Advances
  B Certificate Interest Subordinated Inc (Dec)
  B Certificate Principal Subordinated Inc (Dec)
  Total Interest Available
  Interest on Carryover Shortfall
  Interest on Certificate Principal Loss Amount
                                                                          ----------------
  Interest Distributed/Allocated                                              1,995,855.50
                                                                          ----------------
Principal:  (Revolving Period memo only)
----------------------------------------
  Principal Collections
  Liquidated Contracts
  Accelerated Principal Distribution Amount
  Carryover Shortfall
  Prior Carryover Shortfall
  Total Carryover Shortfall
  B Certificate Principal Subordinated Inc (Dec)
  Total Principal Distribution

Certificate Principal Loss Amounts:
-----------------------------------
  Previous Certificate Principal Loss Amount
  Current Certificate Principal Loss Amount                                    (482,910.47)
  Reimbursed Certificate Principal Loss Amount
  Ending Certificate Principal Loss Amount

Class B Principal Subordinated:
-------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                               1,512,945.03
  Allocations - Current Period                                                          -
  Allocations - Not Disbursed Beginning of Period                                       -
  Allocations - Not Disbursed End of Period                                             -

Due To Trust - Current Period:
------------------------------
  Total Distribution Amount                                                   1,512,945.03
  Total Allocation Amount                                                               -
                                                                          ----------------
     Total Due To Trust                                                       1,512,945.03
                                                                          ----------------

/S/ SYLVIA SHULER
---------------------
    Sylvia Shuler
Controller-Operations